SUPPLEMENT DATED JANUARY 7, 2010

TO PROSPECTUS DATED MAY 1, 2009

FOR FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE AND
SUN LIFE LARGE CASE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT G

This supplement replaces a previous supplement dated July 27, 2009.

I.	For Policies with Investment Start Dates on or after July 27, 2009, the maximum Flat Extra Charge per $1000 of Specified Face Amount and APB Rider Face Amount is $50.00.

II.
If a reinstatement right is required by the insurance law of the state of Policy issue, the following provision applies, regardless of your Investment Start Date.  The time in which reinstatement may be requested and the amount sufficient to put the Policy in force may vary by state.  Please contact your sales representative to determine if You have a reinstatement right, the time period during which reinstatement must be elected and the amount sufficient to put the Policy in force.

Reinstatement

Before the Insured's death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

-make a request for reinstatement within three years from the date of termination;
-submit satisfactory evidence of insurability to us; and
-pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is:

-the monthly deductions overdue at the end of the grace period; plus
-any excess of Policy Debt over Cash Value at the end of the grace period; plus
-three times the Monthly Cost of Insurance charges applicable at the date of reinstatement; plus
-three times the Monthly Expense Charges applicable at the date of reinstatement.

Any Policy Debt at the time the Policy is terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

The reinstated Policy will be incontestable after it has been in force during the lifetime of the Insured for two years from the effective date of the reinstatement.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.